SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 29, 2016, Brinker International, Inc. ("Company") announced that effective June 30, 2016, Kelli Valade will become the President of Chili's Grill & Bar. Mr. Roberts will continue in his role as President and Chief Executive Officer of the Company. Ms. Valade joined the Company in November 1996 serving as Director of Human Resources for On the Border Mexican Grill & Cantina until 2001, and as Vice President for Emerging Brands and Corporate Human Resources from 2002 to 2008, and as Senior Vice President of Chili's Grill & Bar and On the Border PeopleWorks and Brinker Shared Services from October 2008 to July 2009, and as Executive Vice President and Chief Operating Officer for Chili's Grill & Bar from July 2009 to June 2016.

Additionally, Mr. Roger F. Thomson, a named executive officer, retired from the Company on June 30, 2016 as previously announced on August 24, 2015.

Item 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated June 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: June 30, 2016	By:	/s/ Wyman T. Roberts
Wyman T. Roberts, President and Chief Executive Officer

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